UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 7, 2019 (Date of earliest event reported)

Ritchie Bros. Auctioneers Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6
(Address of principal executive offices) (Zip Code)

(778) 331-5500
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	RBA	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2019, the board of directors of Ritchie Bros. Auctioneers Incorporated (the “Company”) approved: (i) Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan (the “Stock Option Plan”); (ii) Amendment No. 2 to the Company’s Senior Executive Performance Share Unit Plan (the “Executive PSU Plan”); (iii) Amendment No. 2 to the Company’s Employee Performance Share Unit Plan (the “Employee PSU Plan” and, together with the Executive PSU Plan, the “PSU Plans”); (iv) Amendment No. 1 to the Company’s Senior Amended and Restated Executive Restricted Share Unit Plan (the “Executive RSU Plan”); and (v) Amendment No. 1 to the Company’s Amended and Restated Employee Restricted Share Unit Plan (the “Employee RSU Plan” and, together with the Executive RSU Plan, the “RSU Plans”). Amendment No. 1 to the Stock Option Plan increased the number of the Company’s common shares (“Common Shares”) reserved for issuance under the Stock Option Plan by an additional 5,200,000 Common Shares. Amendment No. 2 to each of the PSU Plans increased the maximum aggregate number of Common Shares reserved for issuance or delivery under the PSU Plans by an additional 1,300,000 Common Shares. Amendment No. 1 to each of the RSU Plans increased the maximum aggregate number of Common Shares reserved for issuance or delivery under the RSU Plans by an additional 500,000 Common Shares. A more detailed description of the each of the foregoing amendments is set forth in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 27, 2019 and is incorporated herein by reference.

At the Company’s 2019 annual and special meeting of shareholders (the “Annual Meeting”) held on May 7, 2019, the shareholders approved each of the foregoing amendments, as detailed in Item 5.07 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2019, the Company held its 2019 Annual Meeting. Proxies with respect to the matters voted upon at the Annual Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. All of the resolutions put forward at the Annual Meeting were approved. The final voting results of the Annual Meeting are set out below:

(1)	Election of Directors. The Company’s shareholders elected the following 8 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Beverley Briscoe	53,939,625	540,604	-	4,069,048
Robert G. Elton	54,147,328	332,902	-	4,069,047
J. Kim Fennell	53,910,005	570,224		4,069,048
Erik Olsson	37,400,896	17,079,334	-	4,069,047
Sarah Raiss	53,716,711	763,519	-	4,069,047
Ravi K. Saligram	54,185,866	294,364	-	4,069,047
Amy G. Shenkan	54,188,067	292,162	-	4,069,048
Christopher Zimmerman	53,831,444	648,787		4,069,046

(2)	Appointment of Ernst & Young LLP. The Company’s shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Meeting with respect to the appointment of Ernst & Young LLP:

For	Withheld	Abstain	Broker Non-Vote
58,471,051	57,891	-	-

(3)	Advisory Vote on Executive Compensation. The Company’s shareholders approved the non-binding advisory resolution, commonly known as a “Say on Pay” proposal, regarding the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the Meeting with respect to the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
51,904,563	2,553,368	22,298	4,069,048

(4)	Approval of Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan. The Company’s shareholders approved Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan, as described in the Company’s Proxy Statement dated March 27, 2019. The following table sets forth the vote of the shareholders at the Meeting with respect to Amendment No. 1 to the Company’s Amended and Restated Stock Option Plan:

For	Against	Abstain	Broker Non-Vote
49,900,874	4,551,879	27,476	4,069,048

(5)	Approval of Amendment No. 2 to the Company’s Senior Executive PSU Plan. The Company’s shareholders approved Amendment No. 2 to the Company’s Senior Executive PSU Plan, as described in the Company’s Proxy Statement dated March 27, 2019. The following table sets forth the vote of the shareholders at the Meeting with respect to Amendment No. 2 to the Company’s Senior Executive PSU Plan:

For	Against	Abstain	Broker Non-Vote
51,640,077	2,787,238	52,914	4,069,048

(6)	Approval of Amendment No. 2 to the Company’s Employee PSU Plan. The Company’s shareholders approved Amendment No. 2 to the Company’s Employee PSU Plan, as described in the Company’s Proxy Statement dated March 27, 2019. The following table sets forth the vote of the shareholders at the Meeting with respect to Amendment No. 2 to the Company’s Employee PSU Plan:

For	Against	Abstain	Broker Non-Vote
51,677,461	2,770,696	32,072	4,069,048

(7)	Approval of Amendment No. 1 to the Company’s Amended and Restated Senior Executive RSU Plan. The Company’s shareholders approved Amendment No. 1 to the Company’s Amended and Restated Senior Executive RSU Plan, as described in the Company’s Proxy Statement dated March 27, 2019. The following table sets forth the vote of the shareholders at the Meeting with respect to Amendment No. 1 to the Company’s Amended and Restated Senior Executive RSU Plan:

For	Against	Abstain	Broker Non-Vote
51,643,725	2,780,297	56,207	4,069,048

(8)	Approval of Amendment No. 1 to the Company’s Amended and Restated Employee RSU Plan. The Company’s shareholders approved Amendment No. 1 to the Company’s Amended and Restated Employee RSU Plan, as described in the Company’s Proxy Statement dated March 27, 2019. The following table sets forth the vote of the shareholders at the Meeting with respect to Amendment No. 1 to the Company’s Amended and Restated Employee RSU Plan:

For	Against	Abstain	Broker Non-Vote
51,679,008	2,749,476	33,745	4,069,048

(9)	Approval of the Company’s Amended and Restated Shareholder Rights Plan. The Company’s shareholders approved the Amended and Restated Shareholder Rights Plan, as described in the Company’s Proxy Statement dated March 27, 2019. The following table sets forth the vote of the shareholders at the Meeting with respect to the Amended and Restated Shareholder Rights Plan:

For	Against	Abstain	Broker Non-Vote
53,064,293	1,329,467	86,468	4,069,049

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2019	Ritchie Bros. Auctioneers Incorporated

	By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary